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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 25, 2007

                              COVANSYS CORPORATION
             (Exact name of registrant as specified in its charter)

                Michigan                        0-22141           38-2606945
      (State or other jurisdiction            (Commission      (I.R.S. Employer
            of incorporation)                File Number)    Identification No.)

32605 West Twelve Mile Road, Suite 250,
          Farmington Hills, MI                                      48334
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (248) 488-2088

_______________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 25, 2007, Computer Sciences Corporation ("CSC"), Surfside Acquisition Corp., a wholly owned subsidiary of CSC ("Merger Sub") and Covansys Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the acquisition of the Company by CSC.

Under the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the "Merger"), the separate corporate existence of Merger Sub would cease and the Company will continue as the surviving entity following of the Merger and as a wholly-owned subsidiary of CSC. Pursuant to the Merger Agreement, at the effective time of the Merger, each share of common stock of the Company issued and outstanding immediately prior to the effective time (other than shares held by the Company, CSC or any of their subsidiaries), will be automatically converted into the right to receive an amount of cash equal to $34.00, without interest.

The consummation of the Merger is subject to various customary conditions, including adoption of the Merger Agreement by the Company's shareholders and the expiration or termination of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976.

The Merger Agreement contains customary representations and warranties between the Company and CSC and Merger Sub. The Merger Agreement also contains customary covenants and agreements, including covenants providing for the parties to use reasonable best efforts to cause the closing to be completed. The Merger Agreement also requires the Company to call and hold a meeting of its shareholders to adopt the Merger Agreement as promptly as reasonably practicable.

If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, the Company may be required to pay CSC a termination fee of $40,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement contains customary representations and warranties made by and to the parties thereto as to specific dates. The assertions embodied in those representations and warranties were made for purposes of the respective agreements and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the agreements. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the timer they were made or otherwise.

Important additional information will be filed with the SEC

In connection with the proposed merger, the Company plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement will be mailed to the shareholders of the Company. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by the Company with the SEC, at the SEC's website at www.sec.gov. In addition, you may also obtain the Company's filings with the SEC, free of charge, from the Company's website at www.covansys.com, under the tab labeled "Investors".

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CSC, the Company and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from the Company's shareholders in favor of the proposed merger. Information regarding CSC's directors and executive officers is available in CSC's proxy statement for its 2006 annual meeting of shareholders, which was filed with the SEC on June 27, 2006. Information regarding the Company's directors and executive officers is available in Company's proxy statement for its 2006 annual meeting of shareholders, which was filed with the SEC on April 28, 2006. Additional information regarding the interests of the Company's potential participants will be included in the proxy statement and other relevant documents filed with the SEC when they become available.

ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

On April 25, 2007, effective immediately prior to the execution of the Merger Agreement, the Company and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A.), as Rights Agent, entered into Amendment No. 1 (the "Rights Agreement Amendment") to the Rights Agreement dated December 1, 2004 (the "Rights Agreement") with the purpose and intent of rendering the Rights Agreement inapplicable to the proposed Merger and other transactions contemplated under the Merger Agreement.

The foregoing description of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment to the Rights Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

On April 25, 2007, the Company and CSC issued a joint press release announcing that they had entered into the Merger Agreement, a copy of which is filed as
Exhibit 99.1 hereto.

FORWARD LOOKING STATEMENTS

Certain Statements in this Current Report regarding the proposed transaction between the Company and CSC, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company, and any other statements about the Company or CSC managements' future expectations, beliefs, goals, plans or prospects constitute "forward-looking statements" under the federal securities laws. These forward looking statements are subject to a number of substantial risks and uncertainties and may be identified by the words "will," "anticipate," "believe," "estimate," "expect" or "intend" or similar expressions. Our actual results, performance or achievements could differ materially from these forward-looking statements. Factors that might cause or contribute to such material differences include, but are not limited to, the ability of the Company to obtain shareholder approval of the merger; the possibility that the merger will not close or that the closing will be delayed; the challenges and costs of integrating the operations and personnel of the Company, and other events and factors disclosed previously and from time to time in CSC's and the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2006. The Company and CSC disclaim any obligation to update any forward-looking statements after the date of this Current Report.

You should not place undue reliance on any forward-looking statements contained herein. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, changed circumstances or for any other reason.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits:

Exhibit 2.1 Agreement and Plan of Merger, dated as of April 25, 2007, by and among Computer Sciences Corporation, Surfside Acquisition Corp. and Covansys Corporation

Exhibit 4.1 Amendment No. 1 to the Rights Agreement, dated as of April 25, 2007, by and between Covansys Corporation and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A.), as Rights Agent

Exhibit 99.1   Press Release dated April 25, 2007

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COVANSYS CORPORATION


Date: April 30, 2007                    By: /s/ James S. Trouba
                                            ------------------------------------
                                        Name: James S. Trouba
                                        Title: Senior Vice President and
                                               Chief Financial Officer